EXHIBIT 3.3











                            FORM OF STOCK CERTIFICATE



















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                                      FRONT
Number: ________                                            Shares: ____________

           Incorporated Under the Laws of the Commonwealth of Virginia

                          BioQuest International, Inc.

                             Total Authorized Issue
                     25,000,000 shares par value $.001 each
                                  Common Stock


         This is to Certify that _______________________________ is the owner of ________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

         Witness, the seal of the Corporation and the signatures of its duly authorized officers.

         Dated

         ____________________Secretary    Seal____________________President



                                     REVERSE

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM           - as tenants in common
TEN ENT           - as tenants by the entireties
JT TEN -as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - .......(Cust)  Custodian  .......(Minor) under Uniform Gifts to Minors Act  ..............(State)  Additional  abbreviations may also be used though not in the above list

For value received _________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE __________ PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Shares represented by the within Certificate and do hereby irrevocably constitute and appoint ________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________
In presence of ______________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.